-------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                                 June 16, 1999

                             ACE Securities Corp.
            (Exact Name of Registrant as Specified in its Charter)

         Delaware                     333-56213                 56-2088493
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
    Of Incorporation)                File Number)            Identification No.)

  6707 Fairview Road, Suite D
   Charlotte, North Carolina                                        28210
    (Address of Principal                                         (Zip Code)
       Executive Offices)

      Registrant's telephone number, including area code: (704) 365-0569

                                   No Change
         (Former Name or Former Address, if Changed Since Last Report)



         Item 5.  Other Events.1

         Filing of Certain Materials

         ACE Securities Corp. (the "Company") is filing an opinion regarding the legality of the securities being offered and regarding tax matters with the Securities and Exchange Commission as an exhibit to the Company's Registration Statement on Form S-3 (File No. 333-56213).



____________________
1 Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                    99.1 Opinion of Brown & Wood LLP, regarding the legality
                         of the securities being offered and regarding tax matters.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ACE SECURITIES CORP.

                                          By:  /s/ Elizabeth Eldridge
                                             ----------------------------
                                                Name:  Elizabeth Eldridge
                                                Title:  Vice President

Dated:  June 16, 1999



                                 EXHIBIT INDEX

Exhibit No.                Description                                 Page No.

99.1                       Opinion of Brown & Wood LLP                     P



                 EXHIBIT 99.1 OPINION OF BROWN & WOOD LLP (P)


                                 June 16, 1999

ACE Securities Corp.
6707 Fairview Road, Suite D
Charlotte, North Carolina  28210

         Re: ACE Securities Corp. Registration Statement on Form S-3 (File No. 333-26527)

Ladies and Gentlemen:

         We have acted as counsel for ACE Securities Corp., a Delaware corporation (the "Company"), in connection with the offering, from time to time, in one or more Series (each, a "Series") of the Company's Asset Backed Notes (the "Notes") and Asset Backed Certificates (the "Certificates," and together with the Notes, the "Securities"). The Securities have been registered pursuant to the Securities Act of 1933, as amended (the "Act"), by means of a Registration Statement of the Company on Form S-3 (File No. 333-56213), which was declared effective by the Securities and Exchange Commission on October 13, 1998 (the "Registration Statement"). The Securities will be offered pursuant to the prospectus, as supplemented by a prospectus supplement (the "Base Prospectus" and "Prospectus Supplement," respectively), which will be filed with the Commission pursuant to Rule 424 under the Securities Exchange Act of 1934, as amended. As set forth in the Registration Statement, each Series of Securities will be issued under and pursuant to the conditions of a separate pooling and servicing agreement, trust agreement or indenture (each, an "Agreement") among the Company, a trustee (the "Trustee") and, where appropriate, a servicer (the "Servicer"), each to be identified in the Prospectus Supplement for such Series of Securities.

         We have examined copies of the Company's Certificate of Incorporation, the Company's By-laws and forms of each Agreement, as filed or incorporated by reference as exhibits to the Registration Statement, and the forms of Securities included in any Agreement so filed or incorporated by reference in the Registration Statement and such other records, documents and statutes as we have deemed necessary for purposes of this opinion.

         Based upon the foregoing, we are of the opinion that:

         1. When any Agreement relating to a Series of Securities has been duly and validly authorized by all necessary action on the part of the Company and has been duly executed and delivered by the Company, the Servicer, if any, the Trustee and any other party thereto, such Agreement will constitute a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights generally or by general equity principles.

         2. When a Series of Securities has been duly authorized by all necessary action on the part of the Company (subject to the terms thereof being otherwise in compliance with applicable law at such time), duly executed and authenticated by the Trustee for such Series in accordance with the terms of the related Agreement and issued and delivered against payment therefor as described in the Registration Statement, such Series of Securities will be legally and validly issued, fully paid and nonassessable, and the holders thereof will be entitled to the benefits of the related Agreement.

         3. The information set forth under "Material Federal Income Tax Consequences" in the Base Prospectus, to the extent that it constitutes matters of law or legal conclusions, is correct in all material respects.

         In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the laws of the State of New York (excluding choice of law principles therein) and the federal laws of the United States of America.

         We hereby consent to the filing of this letter and to the references to this firm under the headings "Legal Matters" and " Material Federal Income Tax Consequences" in the Base Prospectus and Prospectus Supplement, without implying or admitting that we are "experts" within the meaning of the Act or the rules and regulations of the Securities and Exchange Commission issued thereunder, with respect to any part of the Base Prospectus or Prospectus Supplement.

                                                     Very truly yours,

                                                     /s/ Brown & Wood LLP